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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) April 30, 1999
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                                Essef Corporation
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             (Exact name of registrant as specified in its charter)

                 Ohio                                  0-15902                              34-0777631
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           (State or other                           (Commission                         (I.R.S. Employer
             jurisdiction                           File Number)                        Identification No.)
          of incorporation)


              220 Park Drive, Chardon, Ohio                                          44024
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         (Address of principal executive offices)                                  (Zip Code)
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                                 (440) 286-2200
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               Registrant's telephone number, including area code



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         (Former name or former address, if changed since last report.)




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ITEM 5.           OTHER EVENTS

                  On April 30, 1999, Essef Corporation ("Essef"), Pentair, Inc.
("Pentair") and Northstar Acquisition Company, a wholly owned subsidiary of Pentair ("Sub"), entered into a definitive Agreement and Plan of Merger (the
"Merger Agreement") providing, subject to the terms and conditions set forth therein, for the merger of Sub with and into Essef (the "Merger"). Pursuant to the terms of the Merger Agreement, shareholders of Essef will receive in the Merger $19.09 in cash in exchange for each common share of Essef. In addition, in connection with the Merger, Essef has agreed to distribute to its shareholders, for each common share of Essef held, 0.25 shares of Anthony &
Sylvan Pools Corporation, a wholly owned subsidiary of Essef ("Anthony &
Sylvan"), thus creating a new stand-alone public company (the "Split-off").
Holders of Essef shares immediately prior to the time of the consummation of the Merger will receive Anthony & Sylvan shares in connection with the Split-off.
The Merger and the Split-off are expected to close on or about July 31, 1999.

                  The Merger Agreement is subject to Essef shareholder approval, regulatory approval, completion of limited due diligence by Pentair, and the satisfaction or waiver of various other conditions as more fully described in the Merger Agreement. In addition, the distribution of Anthony & Sylvan shares is subject to the clearance of a registration statement to be filed with the Securities and Exchange Commission. The receipt of Anthony & Sylvan shares will be treated as a taxable distribution to Essef's shareholders.

                  In connection with the execution of the Merger Agreement, on April 30, 1999, Pentair, Essef and Anthony & Sylvan entered into a Tax Sharing
Agreement (the "Tax Sharing Agreement"), whereby Essef, Anthony & Sylvan and
Pentair agreed to provide for the allocation of income, franchise and other tax liabilities of Anthony & Sylvan and of Essef and its other subsidiaries. In addition, on April 30, 1999, Essef, Anthony & Sylvan and Pentair entered into a
Transition Agreement (the "Transition Agreement") to provide for the Split-off prior to the Merger.

                  Copies of the Merger Agreement, the Tax Sharing Agreement, and the Transition Agreement, and the related press release are attached as exhibits hereto and are incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

      2.1   Agreement and Plan of Merger, dated as of April 30, 1999, among
            Pentair, Inc., Northstar Acquisition Company and Essef Corporation.

      2.2   Transition Agreement, dated as of April 30, 1999, among Essef
            Corporation, Anthony & Sylvan Pools Corporation and Pentair, Inc.

      2.3   Tax Sharing Agreement, dated as of April 30, 1999, between Pentair,
            Inc., Essef Corporation, and Anthony & Sylvan Pools Corporation.

      99.1  Press release, dated April 30, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                                                               Essef Corporation
                                                            ---------------------------------------------------------
                                                                                  (Registrant)



                           May 7, 1999                                         /s/ Mark E. Brody
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                          (Date)                                                 Vice President
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                                  EXHIBIT INDEX


       Exhibit
        Number    Exhibit
        ------    -------

         2.1 Agreement and Plan of Merger, dated as of April 30, 1999, among Pentair, Inc., Northstar Acquisition Company and Essef
                  Corporation.

         2.2      Transition Agreement, dated as of April 30, 1999, among Essef
                  Corporation, Anthony & Sylvan Pools Corporation and Pentair,
                  Inc.

         2.2      Tax Sharing Agreement, dated as of April 30, 1999, between
                  Pentair, Inc., Essef Corporation, and Anthony & Sylvan Pools
                  Corporation.

         99.1     Press release, dated April 30, 1999.